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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------




                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 9, 2000




                       ADVANCED FIBRE COMMUNICATIONS, INC.


        A Delaware                  Commission File                     I.R.S. Employer
        Corporation                 Number: 0-28734                     Identification No.
                                                                            68-0277743


                             One Willow Brook Court
                           Petaluma, California 94954

                            Telephone: (707) 794-7700

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ITEM 5. OTHER EVENTS.

On February 9, 2000, Advanced Fibre Communications, Inc. (AFC) issued a press release with respect to a hedging transaction involving shares of Cisco Systems, Inc. common stock owned by AFC. This press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits.


Exhibit No.    Description
-----------    -----------
   99.1        Press release, dated February 9, 2000.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ADVANCED FIBRE COMMUNICATIONS, INC.



Date: February 11, 2000                 By: /s/ Keith E. Pratt
                                            ------------------------------------
                                            Name:  Keith E. Pratt
                                            Title: Vice President, Chief
                                                   Financial Officer
                                                   (Duly Authorized Signatory)

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.1        Press release, dated February 9, 2000.

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